UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

NanoVibronix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36445	01-0801232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Executive Blvd Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 233-3004

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NAOV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the NanoVibronix, Inc. 2014 Long-Term Incentive Plan

On December 15, 2022, NanoVibronix, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders approved the Fourth Amendment (the “Fourth Amendment”) to the NanoVibronix, Inc. 2014 Long-Term Incentive Plan, as amended (the “2014 Plan”), to increase the number of shares of Common Stock (as defined below) authorized for issuance pursuant to awards under the 2014 Plan by 1,518,000, to a total of 4,864,286 shares of the Company’s Common Stock.

For more information about the Fourth Amendment, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 31, 2022 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The description of the Fourth Amendment above and such portions of the Proxy Statement are qualified in their entirety by reference to the full text of the Fourth Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As of the close of business on October 17, 2022, the record date for the Annual Meeting, there were (i) 27,997,793 shares of common stock, par value $0.001 per share (“Common Stock”) outstanding and entitled to vote, and (ii) 27,997.793 shares of Series F Preferred Stock, par value $0.001 per share (“Series F Preferred Stock”), outstanding, and, pursuant to the terms of the Series F Preferred Stock as set forth in the certificate of designation for the Series F Preferred Stock, each holder of Series F Preferred stock is entitled to 1,000,000 votes per whole share of Series F Preferred Stock and is entitled to vote such shares of Series F Preferred Stock (including any fraction thereof) on the Reverse Stock Split Proposal (as defined below) and the Adjournment Proposal (as defined below). The matters described below were submitted to a vote of the Company’s stockholders at the Annual Meeting, with the Company’s Common Stock and Series F Preferred Stock voting together as a single class on Proposal 3 and Proposal 7. Each proposal is described in detail in the Company’s Proxy Statement.

Proposal 1. A proposal to elect eight nominees to serve on the Company’s board of directors (the “Board”), for a term of one year or until their respective successors are elected and qualified, for which the following are nominees: Aurora Cassirer, Christopher Fashek, Michael Ferguson, Martin Goldstein, M.D., Harold Jacob, M.D., Thomas Mika, Brian Murphy, and Maria Schroeder. All nominees were elected to serve as directors. The results of the voting were as follows:

Nominees	Votes For	Withheld	Broker Non-Votes
Aurora Cassirer	3,388,415	268,972	9,139,369
Christopher Fashek	3,403,556	253,831	9,139,369
Michael Ferguson	3,240,236	417,151	9,139,369
Martin Goldstein, M.D.	3,369,339	288,048	9,139,369
Harold Jacob, M.D.	3,298,119	359,268	9,139,369
Thomas Mika	3,035,409	621,978	9,139,369
Brian Murphy	3,310,077	347,310	9,139,369
Maria Schroeder	3,406,884	250,503	9,139,369

Proposal 2. A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to classify the structure of the Board to be designated Class I, Class II, and Class III with directors in each class to be elected for three-year terms. The Company’s stockholders did not approve Proposal 2. The results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
2,116,276	1,187,392	353,719	9,139,369

Proposal 3. A proposal to approve an amendment to the Company’s Certificate of Incorporation to effect, at the discretion of the Company’s Board but prior to the six-month anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of the Company’s Common Stock, at a ratio in the range of 1-for-2 to 1-for-50, with such ratio to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”). The Company’s stockholders approved Proposal 3. The results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
9,696,078,997	2,494,061,218	618,754,541	0

Proposal 4. A proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 40,000,000 to 45,000,000 shares. The Company’s stockholders did not approve Proposal 4. The results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
9,117,449	3,355,281	324,026	0

Proposal 5. A proposal to approve an amendment to the 2014 Plan to increase the aggregate number of shares of common stock of the Company reserved for issuance under the 2014 Plan by 1,518,000 shares to a total of 4,864,286 shares. The Company’s stockholders approved Proposal 5. The results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
1,823,614	1,232,591	601,182	9,139,369

Proposal 6. A proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The Company’s stockholders approved Proposal 6. The results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
12,365,983	359,883	70,890	0

Proposal 7. A proposal to approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of Proposals 1-5 (the “Adjournment Proposal”). The Company’s stockholders approved Proposal 7. The results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
10,300,095,777	1,483,069,491	1,025,729,488	0

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 7.01. Regulation FD Disclosure.

On December 15, 2022, the Company issued a press release announcing the results of the Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 7.01 in this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Exhibit Number	Description
10.1	Fourth Amendment to the Nanovibronix, Inc. 2014 Long-Term Incentive Plan
99.1	NanoVibronix, Inc., Press Release, dated December 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoVibronix, Inc.

Date: December 15, 2022	By:	/s/ Stephen Brown
Name: Stephen Brown
Title: Chief Financial Officer